UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2021

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

349 Union Street Millersburg, Pennsylvania	1-866-642-7736	17061
(Address of Principal Executive Offices)	( Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.

FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on Form 8-K filed with the SEC on August 26, 2021, Michael D. Peduzzi, Senior Executive Vice President and Chief Financial Officer of Mid Penn Bancorp, Inc. (the “Company”), notified the Company of his intent to resign effective August 30, 2021.

In connection with Mr. Peduzzi’s departure, on August 27, 2021, the Board of Directors of the Company appointed Donald F. Holt as interim Chief Financial Officer of the Company effective August 30, 2021. Mr. Holt, age 65, has over 25 years of banking and financial services experience. Mr. Holt has been retired since 2014. Prior to his retirement, Mr. Holt spent sixteen years as Executive Vice President and Chief Financial Officer for Keystone Financial, Inc. from 1985 to 2001, and then served as Executive Vice President and Chief Financial Officer for Community Banks from 2001 to 2007. Mr. Holt then served as Vice President of Finance and Administration for the Pennsylvania Chamber of Business and Industry for five years from 2009 to 2014. Mr. Holt is a graduate of Franklin & Marshall College, with a Bachelor of Arts in Accounting.

In connection with his appointment, Mr. Holt will be paid $12,500.00 biweekly and will be paid a $25,000.00 signing bonus. Upon his appointment, Mr. Holt shall receive 500 shares of restricted stock pursuant to the Company’s Restricted Stock Plan, all of which shall vest upon completion of his appointment.

There are no family relationships between Mr. Holt and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Mr. Holt pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC.

Date: August 27, 2021	/s/ Rory G. Ritrievi
Rory G. Ritrievi
Chairman, President and Chief Executive Officer